UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

   Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

           Date of Report (Date of earliest reported): August 26, 2005

                                  CARDIMA, INC.

               (Exact name of registrant as specified in charter)



       Delaware                         000-22419               94-3177883
(State or Other Jurisdiction of   (Commission File Number)   (IRS Employer
 Incorporation or Organization)                              Identification No.)


                47266 Benicia Street, Fremont, California, 94538

               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (510) 354-0300

                                   Copies to:

                            Richard A. Friedman, Esq.

                       Sichenzia Ross Friedman Ference LLP

                           1065 Avenue of the Americas

                            New York, New York 10018

                              Phone: (212) 930-9700

                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On August 26, 2005, Cardima, Inc. (the "Company") entered into a $3,000,000 secured Loan Agreement (the "Loan Agreement") with Apix International Limited (the "Lender"). As previously reported on the Company's Form 8-K filed on August 16, 2005, the principal amount $500,000 promissory note previously issued to the Lender by the Company will be rolled over into the Loan Agreement. The principal amount of the Loan Agreement has been increased to $3,000,000 pursuant to an Amended Loan Facility Term Sheet between the Company and the Lender. The additional $2,500,000 of funding is expected to be funded as follows:

o $500,000 on Closing and signing of the Final Term Sheet together with the Loan Agreement, IP Security Agreement and other documents required for Closing on or before 28 August, 2005.

o $500,000 on or after September 12, 2005 to be utilized in accordance with the Borrower's approved budget.

o $500,000 on or after October 12, 2005 to be utilized in accordance with the Borrower's approved budget.

o $350,000 on or after November 18, 2005 to be utilized in accordance with the Borrower's approved budget.

o $350,000 on or after December 18, 2005 to be utilized in accordance with the Borrower's approved budget.

o $300,000 on or after January 18, 2006 to be utilized in accordance with the Borrower's approved budget.

The issuance of the Note underlying the Loan Agreement was exempt from registration requirements of the Securities Act of 1933 (the "Securities Act") pursuant to Section 4(2) of such Securities Act and/or Regulation D promulgated thereunder based upon the representations of the Investor that it is an "accredited investor" (as defined under Rule 501 of Regulation D) and that it was purchasing such securities without a present view toward a distribution of the securities. In addition, there was no general advertisement conducted in connection with the sale of the securities.

Pursuant to the terms of the Loan Agreement, the loan shall be repaid by the Company to the Lender on or prior to February 28, 2006 (the "Maturity Date"), together with interest thereon at a rate of 10% per annum, plus a facility fee in the amount of $60,000 and an exit fee in the amount of $900,000. The facility fee, exit fee and accrued interest are payable in cash, common stock of the Company, or a combination thereof, at the option (the "Conversion Option") of the Lender. Upon exercise of the Conversion Option, the Lender shall have no further rights to convert any portion of the payment obligations into shares of the Company's common stock. To secure the Company's payment obligations under the proposed Loan Agreement, the Company has granted the Lender a first priority security interest in all of the Company's assets and intellectual property now owned or hereafter acquired.

In addition, the Company has issued a warrant to the Lender to purchase 30,000,000 shares of the Company's common stock at an exercise price of $0.10 per share. The warrant will be exercisable by the Lender beginning on August 28, 2005 for a period of ten years after such date.

The Company agrees to register the shares issuable upon exercise of the warrants on a registration statement on Form S-1 as soon as practicable after the date of issuing the warrant, but in any event no later September 30, 2005. If the Lender exercises its Conversion Option to receive shares of the Company's common stock (the "Conversion Option Shares") in full or partial payment of the facility and exit fees or accrued interest, the Company agrees to register the Conversion Option on a separate registration statement.

The Company and the Lender intend to enter into a Deposit Account Control Agreement pursuant to which all the Company's accounts with any financial institution shall be subject to the Lender's right, in the event of Borrower's default under the terms of the Loan Agreement, to direct such institution to restrict the use of such accounts and to turn over the proceeds from such accounts to the Lender. At the Lender's election, upon 7 days prior written notice following an event of default by the Company under the terms of the proposed Loan Agreement, the Lender shall have the right to direct all accounts receivables and any payments due to the Company whatsoever to be paid to an account controlled by the Lender.

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
On August 31, 2005, the Company issued a press release announcing the transaction. Subsequently, on September 1, 2005, the Company issued a corrected press release announcing the transaction in order to correct the prior press release . Copies of both press releases are being filed with this Current Report on Form 8-K as Exhibits 99.1 and 99.2, respectively. The corrected press release dated September 1, 2005 is incorporated herein by reference.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant.

See Item 1.01 above.

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 above.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

(c) Exhibits.

Exhibit
Number    Description

10.1 Loan Agreement dated August 28, 2005 by and between Apix International Limited and Cardima, Inc.

10.2      10% Promissory Note of Cardima, Inc. dated August 26, 2005.

10.3 Warrant Agreement to purchase shares of the common stock of Cardima, Inc. dated as of August 28, 2005.

10.4 Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.5 Trademark Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.6 Patent Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

10.7 Patent, Trademark and Copyright Security Agreement dated August 12, 2005, by and between Cardima, Inc. and Apix International Limited (as incorporated by reference to the Company's Form 8-K filed with the Securities and Exchange Commission on August 16, 2005).

99.1      Press Release of Cardima, Inc. dated August 31, 2005.

99.2      Press Release of Cardima, Inc. dated September 1, 2005.
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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  CARDIMA, INC.

Date: September 1, 2005           By: /s/ Gabriel B. Vegh
                                      -------------------
                                  Name:   Gabriel B. Vegh
                                  Title:  Chief Executive Officer





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